                               EXHIBIT (8)(c)(2)

                            AMENDMENT NO. 1 TO THE
                         FUND PARTICIPATION AGREEMENT

                            AMENDMENT NO. 1 TO THE
                         FUND PARTICIPATION AGREEMENT

     Amendment No. 1 to the Fund Participation Agreement, dated as of May 1, 2001, between Transamerica Life Insurance Company, a life insurance company organized under the laws of the State of Iowa; Peoples Benefit Life Insurance Company, an Iowa stock life insurance company; Transamerica Life Insurance and Annuity Company, a life insurance company organized under the laws of the State of North Carolina; Transamerica Occidental Life Insurance Company, an Iowa stock life insurance company; AUSA Life Insurance Company, Inc. and Transamerica Life Insurance Company of New York, life insurance companies organized under the laws of the State of New York; (each as the "Insurance Company"), and Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Life and Annuity Index Fund, Inc. (d.b.a. Dreyfus Stock Index Fund) (each as the "Fund").

     Exhibit A of the Fund Participation Agreement is hereby deleted in its entirety and replaced with the following:

                                   EXHIBIT A
                           Effective August 1, 2001

    List of Separate Accounts, Insurance Companies and Participating Funds

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                   Participating Funds

------------------------------------------------------------------------------------------------------------------
Retirement Builder Variable Annuity Account                 Dreyfus Variable Investment Fund - Initial Class
                                                            .  Small Company Stock Portfolio
Transamerica Life Insurance Company
                                                            Dreyfus Variable Investment Fund
                                                            .  Money Market Portfolio

                                                            Dreyfus Stock Index Fund - Initial Class

------------------------------------------------------------------------------------------------------------------
Separate Account VA A                                       The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                            Initial Class
Transamerica Life Insurance Company
                                                            Dreyfus Variable Investment Fund - Initial Class
                                                            .  Appreciation Portfolio
                                                            .  Disciplined Stock Portfolio
                                                            .  Growth and Income Portfolio
                                                            .  Quality Bond Portfolio
                                                            .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Peoples Benefit Life Insurance Company                      Dreyfus Investment Portfolios - Service Class
Separate Account V                                          .  Core Bond Portfolio

Peoples Benefit Life Insurance Company                      The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                            Service Class

                                                            Dreyfus Variable Investment Fund - Service Class
                                                            Appreciation Portfolio
------------------------------------------------------------------------------------------------------------------

EXHIBIT A continued...

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                   Participating Funds
------------------------------------------------------------------------------------------------------------------
Legacy Builder Variable Life Separate Account               Dreyfus Stock Index Fund - Initial Class

Transamerica Life Insurance Company                         Dreyfus Variable Investment Fund
                                                            .  Money Market Portfolio

                                                            Dreyfus Variable Investment Fund - Initial Class
                                                            .  Small Company Stock Portfolio

------------------------------------------------------------------------------------------------------------------
Separate Account VA-2L                                      Dreyfus Variable Investment Fund -
                                                            Initial Class & Service Class
Transamerica Occidental Life Insurance Company              .  Balanced Portfolio
                                                            .  Appreciation Portfolio
                                                            .  Disciplined Stock Portfolio
                                                            .  Growth and Income Portfolio
                                                            .  International Equity Portfolio
                                                            .  International Value Portfolio
                                                            .  Limited Term High Income Portfolio
                                                            .  Quality Bond Portfolio
                                                            .  Small Cap Portfolio
                                                            .  Small Company Stock Portfolio
                                                            .  Special Value Portfolio

                                                            Dreyfus Variable Investment Fund
                                                            .  Money Market Portfolio

                                                            Dreyfus Stock Index Fund -
                                                            Initial Class & Service Class

                                                            The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                            Initial Class & Service Class

                                                            Dreyfus Investment Portfolios -
                                                            Initial Class & Service Class
                                                            .  Core Bond Portfolio
                                                            .  Core Value Portfolio
                                                            .  Emerging Leaders Portfolio
                                                            .  Emerging Markets Portfolio
                                                            .  European Equity Portfolio
                                                            .  Founders Discovery Portfolio
                                                            .  Founders Growth Portfolio
                                                            .  Founders International Equity Portfolio
                                                            .  Founders Passport Portfolio
                                                            .  Japan Portfolio
                                                            .  MidCap Stock Portfolio
                                                            .  Technology Growth Portfolio

------------------------------------------------------------------------------------------------------------------

EXHIBIT A continued...

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                   Participating Funds
------------------------------------------------------------------------------------------------------------------
Separate Account VA-2LNY                                    Dreyfus Variable Investment Fund -
                                                            Initial Class & Service Class
Transamerica Life Insurance Company of New York             .  Balanced Portfolio
                                                            .  Appreciation Portfolio
                                                            .  Disciplined Stock Portfolio
                                                            .  Growth and Income Portfolio
                                                            .  International Equity Portfolio
                                                            .  International Value Portfolio
                                                            .  Limited Term High Income Portfolio
                                                            .  Quality Bond Portfolio
                                                            .  Small Cap Portfolio
                                                            .  Small Company Stock Portfolio
                                                            .  Special Value Portfolio

                                                            Dreyfus Variable Investment Fund
                                                            .  Money Market Portfolio

                                                            Dreyfus Stock Index Fund -
                                                            Initial Class & Service Class

                                                            The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                            Initial Class & Service Class

                                                            Dreyfus Investment Portfolios -
                                                            Initial Class & Service Class
                                                            .  Core Bond Portfolio
                                                            .  Core Value Portfolio
                                                            .  Emerging Leaders Portfolio
                                                            .  Emerging Markets Portfolio
                                                            .  European Equity Portfolio
                                                            .  Founders Discovery Portfolio
                                                            .  Founders Growth Portfolio
                                                            .  Founders International Equity Portfolio
                                                            .  Founders Passport Portfolio
                                                            .  Japan Portfolio
                                                            .  MidCap Stock Portfolio
                                                            .  Technology Growth Portfolio

------------------------------------------------------------------------------------------------------------------

EXHIBIT A continued...

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                                   Participating Funds
------------------------------------------------------------------------------------------------------------------
Separate Account VA G                                              Dreyfus Variable Investment Fund - Service Class
                                                                   .  Balanced Portfolio
Transamerica Occidental Life Insurance Company                     .  Appreciation Portfolio
                                                                   .  Disciplined Stock Portfolio
                                                                   .  Growth and Income Portfolio
                                                                   .  International Equity Portfolio
                                                                   .  International Value Portfolio
                                                                   .  Limited Term High Income Portfolio
                                                                   .  Quality Bond Portfolio
                                                                   .  Small Cap Portfolio
                                                                   .  Small Company Stock Portfolio
                                                                   .  Special Value Portfolio

                                                                   Dreyfus Variable Investment Fund
                                                                   .  Money Market Portfolio

                                                                   Dreyfus Stock Index Fund - Service Class

                                                                   The Dreyfus Socially Responsible Growth Fund, Inc.
                                                                   -Service Class

                                                                   Dreyfus Investment Portfolios - Service Class
                                                                   .  Core Bond Portfolio
                                                                   .  Core Value Portfolio
                                                                   .  Emerging Leaders Portfolio
                                                                   .  Emerging Markets Portfolio
                                                                   .  European Equity Portfolio
                                                                   .  Founders Discovery Portfolio
                                                                   .  Founders Growth Portfolio
                                                                   .  Founders International Equity Portfolio
                                                                   .  Founders Passport Portfolio
                                                                   .  Japan Portfolio
                                                                   .  MidCap Stock Portfolio
                                                                   .  Technology Growth Portfolio
------------------------------------------------------------------------------------------------------------------

EXHIBIT A continued...

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                                   Participating Funds
------------------------------------------------------------------------------------------------------------------
Separate Account VA H                                               Dreyfus Variable Investment Fund - Service Class
                                                                    .  Balanced Portfolio
Transamerica Occidental Life Insurance Company                      .  Appreciation Portfolio
                                                                    .  Disciplined Stock Portfolio
                                                                    .  Growth and Income Portfolio
                                                                    .  International Equity Portfolio
                                                                    .  International Value Portfolio
                                                                    .  Limited Term High Income Portfolio
                                                                    .  Quality Bond Portfolio
                                                                    .  Small Cap Portfolio
                                                                    .  Small Company Stock Portfolio
                                                                    .  Special Value Portfolio

                                                                    Dreyfus Variable Investment Fund
                                                                    .  Money Market Portfolio

                                                                    Dreyfus Stock Index Fund - Service Class

                                                                    The Dreyfus Socially Responsible Growth Fund, Inc.
                                                                    -Service Class

                                                                    Dreyfus Investment Portfolios - Service Class
                                                                    .  Core Bond Portfolio
                                                                    .  Core Value Portfolio
                                                                    .  Emerging Leaders Portfolio
                                                                    .  Emerging Markets Portfolio
                                                                    .  European Equity Portfolio
                                                                    .  Founders Discovery Portfolio
                                                                    .  Founders Growth Portfolio
                                                                    .  Founders International Equity Portfolio
                                                                    .  Founders Passport Portfolio
                                                                    .  Japan Portfolio
                                                                    .  MidCap Stock Portfolio
                                                                    .  Technology Growth Portfolio
------------------------------------------------------------------------------------------------------------------

EXHIBIT A continued...

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                                   Participating Funds
------------------------------------------------------------------------------------------------------------------
PFL Corporate Account One                                Dreyfus Variable Investment Fund - Initial Class
                                                         .  Appreciation Portfolio
Transamerica Life Insurance Company                      .  Disciplined Stock Portfolio
                                                         .  Growth and Income Portfolio
                                                         .  Limited Term High Income Portfolio
                                                         .  Quality Bond Portfolio
                                                         .  Small Cap Portfolio
                                                         .  Small Company Stock Portfolio

                                                         Dreyfus Variable Investment Fund
                                                         Money Market Portfolio

                                                         Dreyfus Stock Index Fund - Initial Class

                                                         Dreyfus Investment Portfolios - Initial Class
                                                         .  Core Bond Portfolio
                                                         .  Technology Growth Portfolio
------------------------------------------------------------------------------------------------------------------
Transamerica(R) Classic Variable Annuity                 Dreyfus Variable Investment Fund - Initial Class
                                                         .  Appreciation Portfolio
Transamerica Life Insurance and Annuity Company          .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Transamerica(R) Classic Variable Annuity                 Dreyfus Variable Investment Fund - Initial Class
                                                         .  Appreciation Portfolio
Transamerica Life Insurance Company of New York          .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Transamerica(R) Catalyst Variable Annuity                Dreyfus Variable Investment Fund - Initial Class
                                                         .  Appreciation Portfolio
Transamerica Life Insurance and Annuity Company          .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Transamerica Bounty Variable Annuity                     Dreyfus Variable Investment Fund - Initial Class
                                                         .  Appreciation Portfolio
Transamerica Life Insurance and Annuity Company          .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Transmark Optimum Choice(SM) Variable Annuity            Dreyfus Variable Investment Fund - Initial Class
                                                         .  Appreciation Portfolio
Transamerica Life Insurance and Annuity Company          .  Small Cap Portfolio

                                                         Dreyfus Investment Portfolios - Initial Class
                                                         .  MidCap Stock Portfolio

                                                         The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                         Initial Class
------------------------------------------------------------------------------------------------------------------

EXHIBIT A continued...

------------------------------------------------------------------------------------------------------------------
Separate Accounts and Insurance Companies                                   Participating Funds
------------------------------------------------------------------------------------------------------------------
Transamerica Tribute(R) Variable Universal Life Insurance  Dreyfus Variable Investment Fund - Initial Class
                                                           .  Appreciation Portfolio
Transamerica Occidental Life Insurance Company             .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Transamerica Lineage(R) Variable Life Insurance            Dreyfus Variable Investment Fund - Initial Class
                                                           .  Appreciation Portfolio
Transamerica Occidental Life Insurance Company             .  Small Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Transsurvivor(SM) Life Variable Universal Life Insurance   Dreyfus Variable Investment Fund - Initial Class
                                                           .  Appreciation Portfolio
Transamerica Occidental Life Insurance Company             .  Small Cap Portfolio

                                                           Dreyfus Investment Portfolios - Initial Class
                                                           .  MidCap Stock Portfolio

                                                           The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                           Initial Class
------------------------------------------------------------------------------------------------------------------
Transultra(R) Variable Universal Life Insurance            Dreyfus Variable Investment Fund - Initial Class
                                                           .  Appreciation Portfolio
Transamerica Occidental Life Insurance Company             .  Small Cap Portfolio

                                                           Dreyfus Investment Portfolios - Initial Class
                                                           .  MidCap Stock Portfolio

                                                           The Dreyfus Socially Responsible Growth Fund, Inc. -
                                                           Initial Class
------------------------------------------------------------------------------------------------------------------
Immediate Income Builder II                                Dreyfus Stock Index Fund - Service Class

Transamerica Life Insurance Company                        Dreyfus Variable Investment Fund
                                                           .  Money Market Portfolio

                                                           Dreyfus Variable Investment Fund - Service Class
                                                           .  Small Company Stock Portfolio
------------------------------------------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.


                                    TRANSAMERICA LIFE INSURANCE COMPANY

                                    By:       /s/ Larry N. Norman
                                       --------------------------------

                                    Its:     President
                                        -------------------------------

Attest:  /s/ Ronald L. Ziegler
       -----------------------


                                    PEOPLES BENEFIT LIFE INSURANCE COMPANY

                                    By:  /s/ Larry N. Norman
                                       --------------------------------

                                    Its:  Executive Vice President
                                        -------------------------------

Attest:  /s/ Ronald L. Ziegler
       ------------------------


                                    TRANSAMERICA LIFE INSURANCE AND ANNUITY
                                    COMPANY

                                    By:  /s/ Larry N. Norman
                                       --------------------------------

                                    Its:  President
                                        -------------------------------

Attest:  /s/ Ronald L. Ziegler
       ------------------------

                                    TRANSAMERICA OCCIDENTAL LIFE INSURANCE
                                    COMPANY

                                    By:  /s/ Larry N. Norman
                                       -------------------------------

                                    Its:  Executive Vice President
                                        ------------------------------

ATTEST:  /s/ Ronald L. Ziegler
       -----------------------

                                    AUSA LIFE INSURANCE COMPANY, INC.

                                    By:  /s/ Larry N. Norman
                                       -------------------------------

                                    Its:  Vice President
                                        ------------------------------

Attest:  /s/ Ronald L. Ziegler
       ------------------------

                                    TRANSAMERICA LIFE INSURANCE
                                    COMPANY OF NEW YORK

                                    By:  /s/ Ronald L. Ziegler
                                       -------------------------------

                                    Its:  Vice President
                                        ------------------------------

Attest:  /s/ Frank A. Camp
       -----------------------

                                    DREYFUS VARIABLE INVESTMENT FUND

                                    By:       /s/ Steven F. Newman
                                       -------------------------------

                                    Its:     Assistant Secretary
                                        ------------------------------

Attest:  /s/ Kathleen DeNicholas
       -------------------------

                                    DREYFUS INVESTMENT PORTFOLIOS

                                    By:  /s/ Steven F. Newman
                                       -------------------------------

                                    Its:  Secretary
                                        ------------------------------

Attest:  /s/ Kathleen DeNicholas
       -------------------------

                                    THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
                                    FUND, INC.

                                    By:  /s/ Steven F. Newman
                                       --------------------------------

                                    Its:     Secretary
                                        -------------------------------

Attest:  /s/ Kathleen DeNicholas
       -------------------------

                                    DREYFUS STOCK INDEX FUND

                                    By:       /s/ Steven F. Newman
                                       --------------------------------

                                    Its:     Assistant Secretary
                                        -------------------------------

Attest:  /s/ Kathleen DeNicholas
       -------------------------